                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

                         Date of Report: March 30, 2006
                       ---------------------------------
                       (Date of earliest event reported)

                       AMERICAN TECHNICAL CERAMICS CORP.
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             (Exact Name of Registrant as Specified in its Charter)

          DELAWARE                      1-9125                   11-2113382
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(State or Other Jurisdiction         (Commission               (IRS Employer
     of Incorporation)               File Number)            Identification No.)

                  ONE NORDEN LANE, HUNTINGTON STATION, NY 11746
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                    (Address of Principal Executive Offices)

                                 (631) 622-4700
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              (Registrant's telephone number, including area code)

                                 NOT APPLICABLE
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2 (b) under the
    Exchange Act (17 CFR 240.14d-2 (b))

[ ] Pre-commencement communications pursuant to Rule 13e-4 (c) under the
    Exchange Act (17 CFR 240.13e-4 (c))

ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

     On March 30, 2006, American Technical Ceramics Corp. (the "Company") was
notified that General Electric Capital Corporation ("GE Capital") approved the renewal of an existing line of credit and increased the Company's borrowing availability by $6,000,000. The line of credit is subject to a review by GE
Capital of the Company's finances in six months and will expire on March 24,
2007, subject to renewal for an additional 12 months upon a satisfactory review by GE Capital of the Company's updated financial information.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        AMERICAN TECHNICAL CERAMICS CORP.
                                        ---------------------------------
                                                  (Registrant)

                                                  /S/ ANDREW R. PERZ
                                                  ------------------
Date: April 4, 2006                               Andrew R. Perz
                                                  Vice President, Finance
                                                  (Principal Accounting Officer)